EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF

                       11.00% ORIGINAL CAPITAL SECURITIES
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
                                       OF
                            TELEBANC CAPITAL TRUST I

                    FULLY AND UNCONDITIONALLY GUARANTEED BY
                         TELEBANC FINANCIAL CORPORATION

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Trust's (as defined below) 11.00% Original Capital Securities (the "Original Capital Securities") are not immediately available,
(ii) Original Capital Securities, the Letter of Transmittal and all other required documents cannot be delivered to Wilmington Trust Company (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Original Capital Securities" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Original Capital Securities pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Original Capital Securities (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 The Exchange Agent For The Exchange Offer Is:

                            Wilmington Trust Company

           By Hand, Overnight Delivery, Registered or Certified Mail:

                              Rodney Square North
                            1100 North Market Street
                           Wilmington, DE 19890-0001

                     Attention: Corporate Trust Department

                      Confirm by Telephone: (302) 651-1000

                    Facsimile Transmissions: (302) 651-8882
                          (ELIGIBLE INSTITUTIONS ONLY)

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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
 Ladies and Gentlemen:

         The undersigned hereby tenders to TeleBanc Capital Trust I, a Delaware business trust (the "Trust") and to TeleBanc Financial Corporation, a Delaware Corporation (the "Corporation"), upon the terms and subject to the conditions set forth in the Prospectus dated December _________, 1997 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate liquidation amount of Original Capital Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Original Capital Securities."

Aggregate Liquidation Amount:___________________________________________________


Name(s) of Registered Holder(s):________________________________________________


Amount Tendered: $_____________________________________________________________*

Certificate No(s)
(if available):_________________________________________________________________


Total   Liquidation   Amount   Represented   by  Original   Capital   Securities
Certificate(s): $_____________


If Original Capital Securities will be tendered by book-entry transfer, provide the following information:


         DTC Account Number:____________________________________________________

         Date:__________________________________________________________________


--------------------------------
* Must be in denominations of a Liquidation Amount of $1,000 and any integral multiple thereof, and not less than $100,000 aggregate Liquidation Amount.

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

--------------------------------------------------------------------------------
         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

         PLEASE SIGN HERE:


X_______________________________________          ______________________________

X_______________________________________          ______________________________
         Signature(s) of Owner(s)                            Date
         or Authorized Signatory


Area Code and Telephone Number:_________________________________________________


         This Notice of Guaranteed Delivery must be signed by the holder(s) of the Original Capital Securities as their name(s) appear(s) on certificates for Original Capital Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es):


Name(s):     ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________


Capacity:    ___________________________________________________________________


Address(es): ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Original Capital Securities tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Original Capital Securities to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Original Capital Securities tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


---------------------------------            -----------------------------------
         Name of Firm                                Authorized Signature


---------------------------------            -----------------------------------
         Address                                  Please Type or Print Name


---------------------------------            -----------------------------------
         Zip Code                                           Title


Area Code and Telephone No.  __________________________   Dated:________________


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES WITH THIS FORM. CERTIFICATES FOR ORIGINAL CAPITAL SECURITIES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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